SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 13, 2009 (March 9, 2009)
Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan	48167

(Address of principal executive offices)	(Zip Code)
(734) 737-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
SIGNATURES

ITEM 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) On March 9, 2009, the Audit Committee of Hayes Lemmerz International, Inc. (the “Company”) determined that the Company’s previously issued financial statements included in the following periodic reports should no longer be relied upon due to errors in the loss per common share data as set forth in the Statements of Operations for the following accounting periods:

Accounting Period	Periodic Report
Twelve Months Ended January 31, 2008	Annual Report on Form 10-K filed April 10, 2008
Twelve Months Ended January 31, 2007
Twelve Months Ended January 31, 2006

Three Months Ended April 30, 2007	Quarterly Report on Form 10-Q filed June 5, 2008

Three and Six Months Ended July 31, 2007	Quarterly Report on Form 10-Q filed September 4, 2008

Three and Six Months Ended July 31, 2007	Amendment to Quarterly Report on Form 10-Q/A
Three and Six Months Ended July 31, 2006	filed September 13, 2007

Three and Nine Months Ended October 31, 2007	Quarterly Report on Form 10-Q filed December 5, 2008

Three and Nine Months Ended October 31, 2007	Quarterly Report on Form 10-Q filed December 10, 2007
Three and Nine Months Ended October 31, 2006
The weighted average shares outstanding data for the above periods were not adjusted in accordance with Paragraph 55 of Statement of Financial Accounting Standards No. 128, Earnings Per Share (“SFAS 128”) in connection with the Company’s equity rights offering in May 2007. SFAS 128 provides that if a rights issue is offered to all existing stockholders at an exercise price that is less than the fair value of the stock, then the weighted average shares outstanding and basic and diluted earnings per share shall be adjusted retroactively for the bonus element for all periods presented. Because the Company had a loss in all relevant periods, there is no difference between basic and diluted earnings per share. The following tables set forth the corrected loss per common share data for these periods:
Twelve months ended each of January 31, 2008, January 31, 2007 and January 31, 2006:

	Fiscal Year Ending
	1/31/2008	1/31/2007	1/31/2006
Net Loss as presented ($ in Millions)	$(194.4)	$(166.9)	$(457.5)
Adjusted Net Loss	(194.4)	(166.9)	(457.5)

Change in Net Loss	$—	$—	$—
% Change in Net Loss	0%	0%	0%

Weighted average shares (in thousands) as presented	80,533	38,307	37,942
Corrected weighted average shares	87,040	57,836	57,285

Change in Weighted Average Shares	6,507	19,529	19,343
% Change in Weighted average Shares	8%	51%	51%

Basic and Diluted Earnings Per Share as presented	$(2.41)	$(4.36)	$(12.06)
Corrected Basic and Diluted Earnings per Share	$(2.23)	$(2.89)	$(7.99)

Change in Basic and Diluted Earnings per Share	$0.18	$1.47	$4.07
% Change in Basic and Diluted Earnings per Share	-7%	-34%	-34%

Three, six and nine months ended each of April 30, 2006, July 30, 2006 and October 31, 2006:

	Fiscal 2006
	Quarter to Date Ending
	4/30/2006	7/31/2006	10/31/2006
Net Loss as presented ($ in Millions)	$(17.6)	$(26.9)	$(59.6)
Adjusted Net Loss	(17.6)	(26.9)	(59.6)

Change in Net Loss	$—	$—	$—
% Change in Net Loss	0%	0%	0%

Weighted average shares (in thousands) as presented	38,122	38,161	38,464
Corrected weighted average shares	57,557	57,615	58,073

Change in Weighted Average Shares	19,435	19,454	19,609
% Change in Weighted average Shares	51%	51%	51%

Basic and Diluted Earnings Per Share as presented	$(0.46)	$(0.70)	$(1.55)
Corrected Basic and Diluted Earnings per Share	$(0.31)	$(0.47)	$(1.03)

Change in Basic and Diluted Earnings per Share	$0.15	$0.23	$0.52
% Change in Basic and Diluted Earnings per Share	-33%	-33%	-34%

	Fiscal 2006
	Year to Date Ending
	4/30/2006	7/31/2006	10/31/2006
Net Loss as presented ($ in Millions)	$(17.6)	$(44.5)	$(104.1)
Adjusted Net Loss	(17.6)	(44.5)	(104.1)

Change in Net Loss	$—	$—	$—
% Change in Net Loss	0%	0%	0%

Weighted average shares (in thousands) as presented	38,122	38,143	38,250
Corrected weighted average shares	57,557	57,588	57,750

Change in Weighted Average Shares	19,435	19,445	19,500
% Change in Weighted average Shares	51%	51%	51%

Basic and Diluted Earnings Per Share as presented	$(0.46)	$(1.17)	$(2.72)
Corrected Basic and Diluted Earnings per Share	$(0.31)	$(0.77)	$(1.80)

Change in Basic and Diluted Earnings per Share	$0.15	$0.40	$0.92
% Change in Basic and Diluted Earnings per Share	-33%	-34%	-34%

Three, six and nine months ended each of April 30, 2007, July 31, 2007 and October 31, 2007:

	Fiscal 2007
	Quarter to Date Ending
	4/30/2007	7/31/2007	10/31/2007
Net Loss as presented ($ in Millions)	$(15.3)	$(87.1)	$(62.7)
Adjusted Net Loss	(15.3)	(87.1)	(62.7)

Change in Net Loss	$—	$—	$—
% Change in Net Loss	0%	0%	0%

Weighted average shares (in thousands) as presented	39,269	79,336	100,382
Corrected weighted average shares	59,304	86,652	100,382

Change in Weighted Average Shares	20,035	7,316	—
% Change in Weighted average Shares	51%	9%	0%

Basic and Diluted Earnings Per Share as presented	$(0.38)	$(1.10)	$(0.62)
Corrected Basic and Diluted Earnings per Share	$(0.26)	$(1.01)	$(0.62)

Change in Basic and Diluted Earnings per Share	$0.12	$0.09	$—
% Change in Basic and Diluted Earnings per Share	-32%	-8%	0%

	Fiscal 2007
	Year to Date Ending
	4/30/2007	7/31/2007	10/31/2007
Net Loss as presented ($ in Millions)	$(15.3)	$(102.4)	$(165.1)
Adjusted Net Loss	(15.3)	(102.4)	(165.1)

Change in Net Loss	$—	$—	$—
% Change in Net Loss	0%	0%	0%

Weighted average shares (in thousands) as presented	39,269	59,854	73,414
Corrected weighted average shares	59,304	73,133	82,352

Change in Weighted Average Shares	20,035	13,279	8,938
% Change in Weighted average Shares	51%	22%	12%

Basic and Diluted Earnings Per Share as presented	$(0.38)	$(1.71)	$(2.25)
Corrected Basic and Diluted Earnings per Share	$(0.26)	$(1.40)	$(2.00)

Change in Basic and Diluted Earnings per Share	$0.12	$0.31	$0.25
% Change in Basic and Diluted Earnings per Share	-32%	-18%	-11%
No other periods or financial statements were affected by this error. The Audit Committee has discussed with the Company’s independent auditors the matters disclosed in the Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: March 13, 2009